                                                                    EXHIBIT 24.1


                                                                 August 10, 1995



                               POWER OF ATTORNEY


H. P. Burg
N. C. Brink
 c/o  Ohio Edison Company
      76 South Main Street
      Akron, Ohio 44308

J. H. Byington
M. F. Cusick
 c/o  Winthrop, Stimson, Putnam & Roberts
      One Battery Park Plaza
      New York, New York 10004


Dear Sirs:

                 Ohio Edison Company (the "Company") and Ohio Edison Financing Trust (the "Issuer") propose to file with the Securities and Exchange Commission a registration statement or registration statements on Form S-3 under the Securities Act of 1933 with respect to the issuance of up to $115,000,000 aggregate liquidation amount of ___% Trust Preferred Capital Securities, Series A, by the Issuer, and the issuance of up to $118,556,702 aggregate principal amount of ___% Junior Subordinated Debentures, Series A, Due 2025, by the Company to the Issuer.

                 The undersigned directors and officers of said Company, individually as a director and/or as an officer of said Company, hereby make, constitute and appoint each of you the true and lawful attorney for each of the undersigned, and in each of the names, places and steads of the undersigned, and hereby authorize you or any one of you to execute, as such attorney-in-fact for each of the undersigned directors and officers, and cause to be filed with said Commission, said registration statement and any appropriate amendment or amendments thereto, to be accompanied by a prospectus and any appropriately amended prospectus and by any necessary exhibits.
                                                   Very truly yours,



/s/ W. R. HOLLAND                                  /s/ CAROL A. CARTWRIGHT
_________________________                          _________________________
W. R. HOLLAND                                      CAROL A. CARTWRIGHT


/s/ DONALD C. BLASIUS                              /s/ R. L. LOUGHHEAD
_________________________                          ________________________
DONALD C. BLASIUS                                  R. L. LOUGHHEAD


/s/ ROBERT H. CARLSON                              /s/ GLENN H. MEADOWS
_________________________                          ________________________
ROBERT H. CARLSON                                  GLENN H. MEADOWS


/s/ ROBERT M. CARTER                               /s/ PAUL J. POWERS
_________________________                          ________________________
ROBERT M. CARTER                                   PAUL J. POWERS


/s/ CHARLES W. RAINGER                             /s/ GEORGE M. SMART
_________________________                          ________________________
CHARLES W. RAINGER                                 GEORGE M. SMART


/s/ JESSE T. WILLIAMS, SR.                         /s/ H. P. BURG
_________________________                          _________________________
JESSE T. WILLIAMS, SR.                             H. P. BURG


                                     -2-